                                                                    EXHIBIT 32.1

                   CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
                          AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Rockwell Medical Technologies, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Robert L. Chioini, Chief Executive Officer of the Company and I, Thomas E. Klema, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. sec.1350, as adopted pursuant to sec.906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 19, 2004                          /s/ ROBERT L. CHIOINI
                                   ---------------------------------------------
                                                 Robert L. Chioini
                                              Chief Executive Officer

Dated: March 19, 2004                           /s/ THOMAS E. KLEMA
                                   ---------------------------------------------
                                                  Thomas E. Klema
                                              Chief Financial Officer